UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 11, 2003
                                                        ------------------

                              THINKING TOOLS, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



       Delaware                       000-21295                77-0436410
----------------------------         ------------        ----------------------
(State or other jurisdiction         (Commission           (I.R.S. Employer
 of incorporation)                   File Number)        Identification Number)






              200 Park Avenue, Suite 3900, New York, New York 10166
          -------------------------------------------------------------
               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (212) 808-7474
                                                           --------------



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) By letter dated September 11, 2003, Mercadien P.C. (formerly Druker, Rahl & Fein) notified Thinking Tools, Inc. (the "Company") that the client-auditor relationship between the Company and Mercadien P.C. had ceased, thereby resigning as the Company's independent accountants. The most recent annual financial statements of the Company are for the year ended December 31, 2000, and were audited by Druker, Rahl & Fein. The report of Druker, Rahl & Fein regarding the Company's financial statements as of and for the year ended December 31, 2000 did not contain any adverse opinion or disclaimer of opinion or any qualification or modification as to uncertainty, audit scope or accounting principles, except that such report provided that such financial statements "were prepared assuming that the Company will continue as a going concern" and that "the Company's recurring losses raise substantial doubt about its ability to continue as a going concern." In connection with the audits of the Company's financial statements as of and for the year ended December 31, 2000, and in subsequent periods, there were no disagreements between the Company and Druker, Rahl & Fein (or Mercadien P.C.) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Druker, Rahl & Fein (or Mercadien P.C.), would have caused it to make reference to the matter in their report. Mercadien P.C. has been provided with a copy of this paragraph and has been requested to furnish a letter stating whether or not it agrees with the foregoing statements. Such letter is attached as an Exhibit to this Form 8-K/A.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         *        *        *
(c) Exhibits:

     16. Letter of Mercadien P.C. dated October 3, 2003.




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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 2, 2003

                                           THINKING TOOLS, , INC.


                                           By:  /s/ Moshe Zarmi
                                                ---------------
                                                Moshe Zarmi,
                                                Chief Executive Officer






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                                  EXHIBIT INDEX

No.               Description
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16.               Letter of Mercadien P.C. dated October 3, 2003.